UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

ZALATORIS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41143	86-1837862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 5801

New York, New York 10005

(Address of principal executive offices) (Zip Code)

(917) 675-3106

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of Class A Common Stock and one-half of one redeemable Public Warrant	TCOA.U	New York Stock Exchange
Class A Common Stock, $ 0.0001 par value per Share	TCOA	New York Stock Exchange
Redeemable Public Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	TCOA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2023, Zalatoris Acquisition Corp., a Delaware corporation (the “Company”), held a virtual annual meeting (the “Annual Meeting”) of the Company’s shareholders pursuant to due notice in that certain Proxy Statement on Schedule 14(a) filed on December 7, 2023, as amended (the “Proxy Statement”).

At the Annual Meeting, pursuant to the proposal regarding the election of directors (the “Election of Directors Proposal”), the Shareholders elected the five persons named in the Proxy Statement and whose names are included here as Exhibit 99, as directors of the Company for a three-year term expiring in 2026 or until their successor has been duly elected and qualified or until their earlier resignation, removal or death.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Ratification of Appointment of Auditor.

At the Annual Meeting, pursuant to the proposal regarding the ratification of the appointment of an auditor (“Ratification of Auditor Proposal”), the Shareholders voted to ratify the appointment of Marcum LLP as the company’s independent registered public accounting firm for the year ending December 31, 2023.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On the record date of November 1, 2023, the Company had 6,358,118 shares of Zalatoris Class A Common Stock and 4,312,500 shares of Zalatoris Class B Common Stock outstanding entitled to vote at the Annual Meeting. At the Annual Meeting, the Shareholders voted on two of the three proposals presented, as described in the Proxy Statement as amended, and cast their votes as described below:

Proposal 1 – Election of Directors Proposal

The shareholders approved the Election of Directors Proposal. The following is a tabulation of the voting results.

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,139,864	2	0	0

Proposal 2 – Ratification of Auditor Proposal

The shareholders approved the Ratification of Auditor Proposal. The following is a tabulation of the voting results.

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,139,864	2	0	0

Proposal 3 – Adjournment Proposal

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,139,864	2	0	0

The third proposal to adjourn the Annual Meeting (the “Adjournment Proposal”), was not presented at the Annual Meeting because the Election of Directors Proposal, and the Ratification of Auditor Proposal received sufficient favorable votes to be adopted.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
99	List of Directors
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALATORIS ACQUISITION CORP.

Date: January 5, 2024	By:	/s/ Paul Davis
Name: Paul Davis
Title: Chief Executive Officer

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